                                                                   EXHIBIT 10.27


[CHAPARRAL TECHNOLOGIES, INC. LOGO]


                        FOUNDER STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is made as of (MonthDay), 1998, by and between CHAPARRAL TECHNOLOGIES, Delaware corporation (the "Company"), and (Purchaser) ("Purchaser").

                                    RECITALS

         A. Purchaser is a founder of the Company; and

         B. The Company desires to issue and sell to Purchaser, and Purchaser desires to acquire, Common Stock of the Company on the terms and conditions set forth below.

         C. Purchaser understands that the opportunity to purchase Founders' Stock is consideration given to each Founder for the prior services actually rendered to the Company for no compensation during the founding of Company.

         NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

         1. Purchase and Sale of Common Stock.

                  (a) Purchase and Sale. Purchaser agrees that the opportunity to purchase Founders' Stock is consideration for Purchaser's efforts with no compensation during the founding and formation of the Company. Purchaser agrees that said consideration is sufficient for those founding efforts and that award of Founders' Stock extinguishes any claims or additional compensation for those founding efforts, other than as set forth in any existing agreement. Subject to the terms of this Agreement, Purchaser agrees to purchase from the Company, and the Company agrees to sell to Purchaser, (NoofShares) shares of the Company's Common Stock (the "Shares") for an aggregate purchase price of $One Tenth of One Cent (or $0.001) per share. Purchaser will pay the purchase price to the Company, by cash or check, at the closing.

                  (b) Closing. The closing of the purchase and sale of the Shares will occur at the offices of the Company within one week after the date of this Agreement. If the closing has not occurred by such date, this Agreement will be terminated and have no further force and effect.

         2. Repurchase Option re: Termination of Employment.

                  (a) In the event of termination of Purchaser's employment or consulting arrangement with the Company (the "Employment Arrangement") for cause, (referred to as the "Termination for Cause"), the Company shall, upon the date of such Termination (the "Termination Date"), have an irrevocable and exclusive option (the "Repurchase Option") to repurchase up to the total number of Purchaser's Unvested Shares at the Option Price, as defined below.

                  (b) Within sixty (60) days following Purchasers Termination for Cause, the Company shall notify

         Purchaser as to whether it (or its assignee) wishes to purchase all or a portion of the Unvested Shares pursuant to the exercise of the Repurchase Option. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall notify Purchaser, in writing, of its (or its assignee's) intention to purchase such Shares hereunder at the repurchase price per share set pursuant to Section 3.1(a), and either

                           (i) set a date and location for the closing of the
                  transaction not later than thirty (30) days from the date of such notice, at which time the Company (or its assignee) shall tender payment for the Shares, or

                           (ii) close the transaction by mail by including
                  payment for the Shares with the Company's notice to Purchaser.

                           Payment for the Shares may be in the form of cash,
                  the Company's check, a note by the Company (for a term of no longer than eighteen months at an interest rate of eight percent per year), or cancellation of all or a portion of Purchaser's indebtedness to the Company, or any combination thereof. At such closing, the certificate(s) representing the Shares so purchased shall be delivered to the Company and canceled (or the Shares transferred to the Company's assignee, if applicable) or, the case of payment by the Company (or its assignee) by mail, such certificate(s) shall be deemed canceled (or the Shares transferred to the Company's assignee, if applicable) as of the date of the mailing of the Company's notice, and, thereafter, shall be promptly returned by Purchaser to the Company by certified or registered mail. Shares subject to the Repurchase Option as to which the Company (or its assignee) has not exercised its Repurchase Option within ninety (90) days following Purchaser's Termination shall be released from the Repurchase Option.

                  (c) Certain Definitions. As used in this Agreement, the following terms have the following meanings:

                           (i)  Commencement Date:  (MonthDay), 1998.

                           (ii) "Cause" means (1) the negligent, grossly
                  negligent or willful failure by Purchaser to perform his duties as an employee of the Company or his continued failure to perform duties reasonably requested or reasonably prescribed by the Board of Directors (other than as a result of Purchaser's debt or disability), (2) the engaging by Purchaser in conduct which is materially injurious to the Company or any of its affiliates, (3) negligence, gross negligence or willful misconduct by Purchaser in the performance of his duties which results in, or causes, harm to the Company or any of its affiliates, or (4) Purchaser's commission of a felony or other offense involving moral turpitude.

                  (d) Vested and Unvested Shares. Pursuant to the provisions set forth in this paragraph (d) if Purchaser ceases to be employed by the Company upon the Termination Date, each share of stock will be deemed to be either a share of "Vested Shares" or a share of "Unvested Shares" as follows:

                           (i) Founders Stock. The Company will have the right
                  of first refusal to purchase Founder's Stock as set forth in
                  Section 3 below.

                           (ii) Voluntary Termination. If Purchaser ceases to be
                  employed by the Company as a result of Purchaser's voluntary termination, then the percentage set forth in the table below opposite the time period during which the Termination Date occurred of each class of stock will be deemed to be Vested Shares. All other stock will be deemed to be subject to the Repurchase Option.

                           (iii) Termination for Cause. If Purchaser is no
                  longer employed by the Company as a result of Purchaser's termination for Cause, then Purchaser's shares, except for the initial 62% of Purchaser's shares which vested on the Commencement Date, will be deemed to be "Unvested Shares" and subject to the Repurchase Option. The shares which vested as of the Commencement Date shall be subject to the right of first refusal as set forth below in Section 3.

                           (iv) In the event the Company terminates an "at will"
                  employee Purchaser, then the Company has the right to repurchase all unvested shares according to the table above.

                           (v) Notwithstanding anything in this agreement to the
                  contrary, upon an ownership change as defined in Section 6, all of Purchaser's Founder's Stock will be deemed vested shares and may be purchased at Fair Market Value as of the date of the ownership change.



                        [SPACE INTENTIONALLY LEFT BLANK]

-------------------------------------------------------------------------------
                      DATE                           CUMULATIVE % OF
                                                      STOCK VESTED
-------------------------------------------------------------------------------
               Commencement Date                           62%
-------------------------------------------------------------------------------
        December 1 to December 31, 1998                    64%
-------------------------------------------------------------------------------
         January 1 to January 31, 1999                     66%
-------------------------------------------------------------------------------
        February 1 to February 28, 1999                    68%
-------------------------------------------------------------------------------
           March 1 to March 31, 1999                       70%
-------------------------------------------------------------------------------
           April 1 to April 30, 1999                       72%
-------------------------------------------------------------------------------
             May 1 to May 31, 1999                         74%
-------------------------------------------------------------------------------
            June 1 to June 30, 1999                        76%
-------------------------------------------------------------------------------
            July 1 to July 31, 1999                        78%
-------------------------------------------------------------------------------
          August 1 to August 31, 1999                      80%
-------------------------------------------------------------------------------
       September 1 to September 30, 1999                   82%
-------------------------------------------------------------------------------
         October 1 to October 31, 1999                     84%
-------------------------------------------------------------------------------
        November 1 to November 30, 1999                    86%
-------------------------------------------------------------------------------
        December 1 to December 31, 1999                    88%
-------------------------------------------------------------------------------
         January 1 to January 31, 2000                     90%
-------------------------------------------------------------------------------
        February 1 to February 28, 2000                    92%
-------------------------------------------------------------------------------
           March 1 to March 31, 2000                       94%
-------------------------------------------------------------------------------
           April 1 to April 30, 2000                       96%
-------------------------------------------------------------------------------
             May 1 to May 31, 2000                         98%
-------------------------------------------------------------------------------
            June 1 to June 30, 2000                        100%
-------------------------------------------------------------------------------

                  (e) Exercise of Repurchase -Option. The Company may exercise the Repurchase Option by written notice (the "Exercise Notice") delivered to Purchaser or Purchaser's legal representative within sixty
         (60) days after the termination of Purchaser's service to the Company. If the Company fails to deliver the Exercise Notice within such sixty
         (60) day period, the Repurchase Option will terminate unless the Company and Purchaser have agreed in writing to extend the time for the exercise of the Unvested Share Purchase Option.

                  (f) Payment for Shares. The purchase price per Share repurchased by the Company under the Repurchase Option will be an amount equal to Purchaser's original purchase price per share, subject to adjustment pursuant to Section 9 hereof (the "Option Price"). Payment by the Company to Purchaser will be made, by cash or check, within thirty (30) days after the date of the mailing of the Exercise Notice. For purposes of the foregoing, cancellation of any indebtedness of Purchaser to the Company will be treated as payment to Purchaser in cash to the extent of the unpaid principal and any accrued interest canceled.

                  (g) Ownership Change. In the event of an Ownership Change, as defined in Section 6 hereof, and notwithstanding anything in this agreement to the contrary, all of Purchaser's Founder's Stock will be deemed Vested Shares.

                  (h) Transfer of Unvested Shares. Purchaser will not sell, pledge or otherwise transfer any unvested Shares, or any interest therein, except pursuant to an exercise of the Unvested Share Purchase Option.

         3. Right of First Refusal.

                  (a) Right of First Refusal. In the event Purchaser proposes to sell, pledge, or otherwise transfer any Vested shares (the "Transfer Shares") to any person or entity, including, without limitation, any shareholder of the Company, the Company will have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 3 (the "Right of First Refusal"). For purposes of this Section 3, a change in record ownership of Shares will be deemed a transfer subject to the Right of First Refusal whether or not such change in record ownership results in a change in the beneficial ownership of such Shares.

                  (b) Notice of Proposed Transfer. Prior to any proposed transfer of Transfer Shares, Purchaser will give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price, and containing information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price will be deemed to be the Fair Market Value of the Transfer Shares as determined by the Company's Board of Directors as of the date of the Transfer Notice, subject to Section 5 hereof. In the event Purchaser proposes to transfer any Vested Shares to more than one Proposed Transferee, Purchaser will provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee.

                  (c) Bona Fide Transfer. In the event that the Company determines that the information provided by Purchaser in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company will give Purchaser written notice of Purchasers failure to comply with the procedure described in this
         Section 3 and Purchaser will have no right to transfer the Transfer Shares without first complying with the procedure described in this
         Section 3.

                  (d) Exercise of the Right of First Refusal. In the event the proposed transfer is determined by the Company to be bona fide, the Company will have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and Purchaser otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to Purchaser of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice will not affect the Company's right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice. If the Company exercises the Right of First Refusal, the Company and Purchaser will thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company will have the option of paying for the Transfer Shares by the discounted cash equivalent of the consideration described in the Transfer Notice, as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of Purchaser to the Company will be treated as payment to Purchaser in cash to the extent of the unpaid principal and any accrued interest canceled.

                  (e) Failure to Exercise the Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full within the period specified in Section 3(d), Purchaser may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice. The Company will have the right to demand further assurances from Purchaser and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares will be transferred on the books of the Company until the Company has received such assurances, if so demanded. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Purchaser, will again be subject to the Right of First Refusal and will require compliance by Purchaser with the procedure described in this Section 3.

                  (f) Transferees of the Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the company, will be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee will receive and hold such Transfer Shares or interests subject to the provisions of this Section 3 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any Shares will be void unless the provisions of this
         Section 3 are complied with.

                  (g) Transfers Not Subject to the Right of First Refusal. The Right of First Refusal will not apply to any transfer of Vested Shares to Purchaser's estate, members of Purchaser's family or trusts for the benefit of Purchaser or any member of Purchaser's family, provided that in each case the proposed transferee agrees in writing (in a form satisfactory to the Company) that such transferee will receive and hold such Vested Shares subject to the provisions of this Section 3 providing for the Right of First Refusal with respect to any subsequent transfer. Neither will the Right of First Refusal apply to any transfer or exchange of the Shares if such transfer or exchange is in connection with an Ownership Change, as defined in Section 6 hereof. If the consideration received pursuant to such transfer or exchange consists of securities, such securities will remain subject to the Right of First Refusal unless the provisions of Section 3(h) result in a termination of the Right of First Refusal.

                  (h) Early Termination of the Right of First Refusal. The other provisions of this Section 3 notwithstanding, the Right of First Refusal will terminate, and be of no further force and effect, upon

                           (i) the occurrence of a Transfer of Control, as
                  defined in Section 6 hereof, or

                           (ii) the existence of a public market for the class
                  of securities subject to the Right of First Refusal (including any securities issued in exchange for any Shares). A "public market" will be deemed to exist if such securities are (1) listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934, as amended [the "Exchange Act"]) or (2) traded in the over- the-counter market and prices therefor are published daily on business days in a recognized financial journal.

         4. Spousal Consent. If Purchaser is married on the date of this Agreement, Purchaser's spouse will execute a Consent of Spouse in the form of Exhibit A hereto, effective on the date hereof. Such consent will not be deemed to confer or convey to the spouse any rights in the Shares that do not otherwise exist by operation of law or the agreement of the parties. If Purchaser should marry or remarry subsequent to the date of this Agreement, Purchaser will within thirty (30) days thereafter obtain his or her new spouse's acknowledgment of and consent to the existence and binding effect of all restrictions contained in this Agreement by signing an additional Consent of Spouse in the form of Exhibit
A. Failure to provide an additional Consent of Spouse will be treated as a transfer of all of Purchaser's Shares to such spouse and trigger the Company's Right of First Refusal under Section 3 above.

         5. Appraisal. In the case of the Company's exercise of its Right of First Refusal pursuant to Section 3 hereof with respect to a bona fide gift or involuntary transfer referred to therein, if Purchaser disagrees with the valuation determined by the Company's Board of Directors, Purchaser may, by giving written notice to the Company within ten (10) days after being informed of such valuation, request that the value of the Shares at issue be determined by an independent appraiser to be selected by the Company. The Company will select an appraiser to determine the value of such Shares within fifteen (15) days after the Company's actual receipt of Purchaser's notice disputing the valuation set by the Company's Board of Directors. Such appraiser will be subject to the approval of Purchaser, which approval will not be unreasonably withheld or delayed. Purchaser's approval or refusal to approve the appraiser must be given before the appraiser announces a valuation. The value of such Shares, as determined by the appraiser, will be conclusively binding on all of the parties concerned.

The expenses of appraisal will be borne equally by the Company and Purchaser. Any time required to resolve valuation dispute will be added to the time period in which the Company may exercise its Right of First Refusal under Section 3 hereof.

         6. Ownership Change and Transfer of Control. An "Ownership Change" will be deemed to have occurred if any of the following events occur with respect to the Company:

                  (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the capital stock of the Company;

                  (b) a merger or consolidation in which the Company is a party;

                  (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one ore more subsidiary corporations [as defined in section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")] of the Company) or

                  (d) a liquidation or dissolution of the Company.

                  A "Transfer of Control" shall mean an Ownership Change in which the shareholders of the Company immediately before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock or securities of the Company or any successor entity thereto immediately after such transaction.

         7. At-Will Employment. Unless specifically provided in another written agreement signed by Purchaser and an executive officer of the Company (or another executive officer of the Company if Purchaser is executive officer of the Company), any employment of Purchaser by the Company is not for any definite period of time, is at- will, and may be terminated at any time, with or without cause, by Purchaser or by the Company. Nothing in this Agreement is intended to change the nature of any such employment relationship.

         8. Assignment of Rights. The Company may assign its rights under
Section 2 or 3 hereof at any time, whether or not any event has occurred which permits the Company to exercise such rights, to one or more persons, including shareholders of the Company, who will have the right to so exercise such rights in his, her or their own names and for his, her or their own account. If the exercise of any such right requires the consent of the Delaware Commissioner of Corporations, the parties agree to cooperate in requesting such consent.

         9. Adjustment to Shares Subject to Company's Rights. If, from time to time during the term of this Agreement, there is any stock dividend or liquidating dividend of cash and/or property, stock split, reverse stock split, recapitalization, reclassification or other similar change in the character or amount of any of the outstanding securities of the Company, then, in such event any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of his or her ownership of the Shares will be immediately subject to the provisions of this Agreement on the same basis as all Shares originally purchased hereunder, and will be included in the word "Shares" for all purposes of this Agreement with the same force and effect as the Shares presently subject to this Agreement. For purposes of Sections 2 and 3 hereof, while the total price payable to exercise the rights provided in such sections will remain the same after each such event, the price payable per share to exercise such rights will be appropriately adjusted.

         10. Initial Public Offering. Purchaser hereby agrees that in the event of an initial underwritten public offering of securities (an "IPO") made by the Company pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), Purchaser will not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any securities of the Company or any rights to acquire securities of the Company for such period of time from and after the effective date of such registration statement as may be designated by the managing underwriter(s) for the IPO; provided, however, that such period of time will not exceed one hundred eighty (180) days from the effective date of such registration statement. At the Company's request, Purchaser shall execute and deliver to managing underwriter(s) an agreement, in customary form, confirming Purchaser's obligations under this Section 10. The foregoing restriction will not apply to securities registered in the IPO. Purchaser shall be subject to the foregoing restriction only if all officers and directors of the Company are also subject to similar arrangements.

         11. Legends. All certificates representing any Shares subject to the provisions of this Agreement will the following legends:

                  (a) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

                  (b) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

                  (c) THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                  (d) Any legend required under applicable state securities laws.

         12. Purchaser Representations and Warranties. In connection with the proposed purchase of the Shares, Purchaser hereby agrees, represents and warrants as follows:

                  (a) Investment Intent. Purchaser is purchasing the Shares solely for Purchasers own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. Purchaser does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and the entire legal and beneficial interest of the Shares Purchaser is acquiring is being purchased for, and will be held for the account of, Purchaser only and neither in whole nor in part for any other person.

                  (b) Information Concerning the Company. Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser further represents and warrants that Purchaser has discussed the Company and its plans, operations and financial condition with its officers, has received all such information as Purchaser deems necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition and prospects of the Company in response to all inquiries in respect thereof.

                  (c) Economic Risk. Purchaser realizes that the purchase of the Shares will be a highly speculative investment, and Purchaser is able, without impairing his or her financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of Purchaser's investment in the Shares.

                  (d) Restricted Securities. Purchaser understands and acknowledges that:

                           (i) The sale of the Shares has not been registered
                  under the Securities Act, and the Shares must be held indefinitely unless a transfer of the Shares is subsequently registered under the Securities Act or an exemption from such registration is available, and that the Company is under no obligation to register the Shares; and

                           (ii) The Company will make a notation in its records
                  of the aforementioned restrictions on transfer and legends.

                  (e) Rule 144. Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer), in a nonpublic offering subject to the satisfaction of certain conditions, including among other things: the resale occurring not less than one year from the date Purchaser has purchased and paid for the Shares; the availability of certain public information concerning the Company; the sale being made through a broker in an unsolicited "broker's transaction" or in a transaction directly with a market maker (as said term is defined under the Exchange Act); and that any sale of the Shares may be made by him or her only in limited amounts during any three-month period. Purchaser understands that at the time Purchaser wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not then be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser would be precluded from selling the Shares under Rule 144 even if the one-year minimum holding period has been satisfied. Purchaser understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act or compliance with another exemption from such registration will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                  (f) Further Limitations on Disposition. Purchaser further agrees that Purchaser will in no event make any disposition of all or any portion of the Shares unless:

                           (i) There is then in effect a registration statement
                  under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                           (ii) Purchaser has notified the Company of the
                  proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and Purchaser has furnished the Company with an opinion of Purchaser's own counsel to the effect that such disposition will not require registration of such shares under the Securities Act, and such opinion of Purchaser's counsel has been concurred in by counsel for the Company.

                  (g) Capacity to Protect Interests. Purchaser has (i) a preexisting personal or business relationship with the Company or one or more of its officers, directors, or controlling persons, consisting of personal or business contacts of a nature and duration to enable Purchaser to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists, or (ii) such knowledge and experience in financial and business matters as to make Purchaser capable of evaluating the merits and risks of an investment in the Shares and to protect Purchaser's own interests in the transaction, or (iii) both such relationship and such knowledge and experience.

                  (h) No Qualification. Purchaser understands that the Shares have not been qualified under General Corporation Law. Purchaser understands that the Company is relying on Purchaser's representations and warrants that the Company is entitled to rely on such representations and that such reliance is reasonable.

         13. Escrow and Transfer Restrictions.

                  (a) Escrow. As security for Purchaser's faithful performance of the terms of this Agreement and to ensure the availability for delivery of Purchaser's Shares upon exercise of the Repurchase Option, Purchaser agrees to deliver to and deposit with the Company's legal counsel, Robert D. Baker, Attorney at Law (the "Escrow Agent"), as Escrow Agent, two originals of an Assignment Separate From Certificate duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit B, together with the certificate or certificates evidencing the Shares; said documents are to be held by the Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser set forth in Exhibit C attached hereto and incorporated by this reference, which instructions will also be delivered to the Escrow Agent at the closing hereunder.

                  (b) Rights as Shareholder. Purchaser will, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the Shares deposited in said escrow, except that Purchaser will not sell, transfer, pledge, hypothecate or otherwise dispose of any Shares except in accordance with the terms of this Agreement.

                  (c) Transfers in Violation of Agreement. The Company will not be required to (i) transfer on its books any Shares which are sold or transferred in violation of any of the provisions of this Agreement or
         (ii) treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any transferee to whom such Shares are so transferred.

         14. Tax Matters.

                  (a) Valuation of Shares. Purchaser understands that:

                           (i) The Shares have been valued by the Company, and
                  the Company believes such valuation represents a fair attempt at reaching an accurate appraisal of their worth; Purchaser understands, however, that the Company can give no assurances that the Internal Revenue Service ("IRS") will not assert that the value of the Shares on the date of purchase is greater than so determined.

                           (ii) If the IRS were to succeed in a tax
                  determination under the Internal Revenue Service Code of 1986, as amended (the "Code") that the Shares have value greater than that upon which this transaction was based, the additional value would constitute ordinary income as of the date of its receipt. The additional taxes (and interest) due would be payable by Purchaser, and there is no provision for the Company to reimburse him or her for such tax liability, and Purchaser assumes all responsibility for such potential tax liability. The Company undertakes no obligation to inform Purchaser of any change in the tax laws which may affect this Agreement or its consequences.

                           (iii) The Company would be entitled to the benefit,
                  in any such transaction, if a determination were made prior to the three (3) year statute of limitations period affecting the Company, of an increase in its deduction for the excess amount deemed paid, which would offset its operating profits, or, if not profitable, would create a net operating loss carry forward arising from operations in that year.

                  (b) Election Under Section 83(b) of the Code.

                           (i) Purchaser understands that Section 83 of the Code
                  taxes as ordinary income the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the stock pursuant to the Repurchase Option contained in this Agreement. In the event the Company has registered its securities under the Exchange Act, "restriction" with respect to officers, directors and greater than 10% shareholders also means the six (6) month period after the closing during which such officers, directors and greater than 10% shareholders are subject to suit under
                  Section 16(b) of the Exchange Act. Purchaser understands that he or she may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option or six
                  (6) month Section 16(b) period expires by filing an election under Section 83(b) of the Code with the IRS within thirty
                  (30) days from the date of purchase. Even if the Fair Market Value of the Shares equals the amount paid for the Shares, the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as Exhibit D hereto. Purchaser understands that failure to make this filing timely will result in the recognition of ordinary income by Purchaser, as the Repurchase Option lapses, or after the lapse of the six (6) month Section 16(b) period, on the difference between the purchase price and the Fair Market Value of the Shares at the time such restrictions lapse.

                           (ii) Purchaser understands that he or she should
                  consult with the his or her tax advisor regarding the advisability of filing with the IRS an election under Section 83(b) of the Code, which must be filed no later than thirty
                  (30) days after the date of this Agreement. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to Purchaser. Purchaser acknowledges that he or she has been advised to consult with a tax advisor regarding the tax consequences to Purchaser of the purchase of Shares hereunder. AN ELECTION UNDER SECTION 83(b) MUST BE FILED WITHIN 30 DAYS AFTER THE DATE ON WHICH PURCHASER PURCHASES THE SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. PURCHASER ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS PURCHASER'S SOLE RESPONSIBILITY, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.

         15. Miscellaneous.

                  (a) Future Instruments. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

                  (b) Notice. Any notice required or permitted hereunder will be given in writing and will be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at the address shown below that party's signature or at such other address as such party may designate by ten
         (10) days' advance written notice to the other party hereto.

                  (c) Successors and Assigns. This Agreement will inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors and assigns; provided, however, that Purchaser may not assign his or her rights under this Agreement without the Company's prior written consent.

                  (d) Entire Agreement; Applicable Law. This Agreement, together with the exhibits hereto, will be construed under the laws of the State of Colorado other than the conflict of laws and except for matters of corporate governance which shall be governed by and construed according to the laws of the State of Delaware, and constitutes the entire agreement of the parties with respect to the subject matter hereof, superseding all prior written or oral agreements, and no amendment or addition hereto will be deemed effective unless agreed to in writing by the parties hereto.

                  (e) Right to Specific Performance. Purchaser agrees that the Company will be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies available to the Company.

                  (f) Delays. No failure on the part of any party to exercise or delay in exercising any right hereunder will be deemed a waiver thereof, nor will any such failure or delay, or any single or partial exercise of any such right, preclude any further or other exercise of such right or any other right.

                  (g) Partial Invalidity. If any provision of this Agreement, or the application thereof, is for any reason and to any extent determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances will be interpreted so as best to reasonably effect the intent of the parties hereto. The parties agree to use their best efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent greatest possible, the economic, business and other purposes of the void or unenforceable provision.

                  (h) Counterparts. This Agreement may be executed in counterparts, each of which will be an original and all of which together will constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


CHAPARRAL TECHNOLOGIES, INC.                PURCHASER


/s/ Gary L. Allison
-----------------------------------         ---------------------------------
Gary L. Allison                             (Purchaser)
Chairman & CEO                              (Title)
1951 South Fordham Street                   (Street)
Longmont, CO  80503                         (CityStateZip)

[CHAPARRAL TECHNOLOGIES, INC. LOGO]


                        FOUNDER STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is made as of _____________, 1998, by and between CHAPARRAL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and _________________("Purchaser").

                                    RECITALS

         A. Purchaser is a founder of the Company; and

         B. The Company desires to issue and sell to Purchaser, and Purchaser desires to acquire, Common Stock of the Company on the terms and conditions set forth below.

         C. Purchaser understands that the opportunity to purchase Founders' Stock is consideration given to each Founder for the prior services actually rendered to the Company for no compensation during the founding of the Company.

         NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

         1. Purchase and Sale of Common Stock.

                  (a) Purchase and Sale. Purchaser agrees that the opportunity to purchase Founders' Stock is consideration for Purchaser's efforts with no compensation during the founding and formation of the Company. Purchaser agrees that said consideration is sufficient for those founding efforts and that award of Founders' Stock extinguishes any claims or additional compensation for those founding efforts, other than as set forth in any existing agreement. Subject to the terms of this Agreement, Purchaser agrees to purchase from the Company, and the Company agrees to sell to Purchaser, _________ shares of the Company's Common Stock (the "Shares") for an aggregate purchase price of $One Tenth of One Cent (or $0.001) per share. Purchaser will pay the purchase price to the Company, by cash or check, at the closing.

                  (b) Closing. The closing of the purchase and sale of the Shares will occur at the offices of the Company within one week after the date of this Agreement. If the closing has not occurred by such date, this Agreement will be terminated and have no further force and effect.

         2. Repurchase Option re: Termination for Cause.

                  (a) In the event of termination of Purchaser's employment or consulting arrangement with the Company (the "Employment Arrangement") for cause, (referred to as the "Termination for Cause"), the Company shall, upon the date of such Termination, have an irrevocable and exclusive option (the "Repurchase Option") to repurchase up to the total number of Purchaser's Shares at the Original Issuance Price per Share, as adjusted for stock splits, stock dividends, consolidations, and the like.

                  (b) Within sixty (60) days following Purchaser's Termination for Cause, the Company shall notify Purchaser as to whether it (or its assignee) wishes to purchase all or a portion of the Shares pursuant to the exercise of the Repurchase Option. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall notify Purchaser, in writing, of its (or its assignee's) intention to purchase such Shares hereunder at the repurchase price per share set pursuant to Section 3.1
         (a), and either

                           (i) set a date and location for the closing of the
                  transaction not later than thirty (30) days from the date of such notice, at which time the Company (or its assignee) shall tender payment for the Shares, or

                           (ii) close the transaction by mail by including
                  payment for the Shares with the Company's notice to Purchaser.

                           Payment for the Shares may be in the form of cash,
                  the Company's check, a note by the Company (for a term of no longer than eighteen months at an interest rate of eight percent per year), or cancellation of all or a portion of Purchaser's indebtedness to the Company, or any


                                  CONFIDENTIAL                      Page 1 of 18
                  combination thereof. At such closing, the certificate(s) representing the Shares so purchased shall be delivered to the Company and canceled (or the Shares transferred to the Company's assignee, if applicable) or, in the case of payment by the Company (or its assignee) by mail, such certificate(s) shall be deemed canceled (or the Shares transferred to the Company's assignee, if applicable) as of the date of the mailing of the Company's notice, and, thereafter, shall be promptly returned by Purchaser to the Company by certified or registered mail. Shares subject to the Repurchase Option as to which the Company (or its assignee) has not exercised its Repurchase Option within ninety (90) days following Purchaser's Termination shall be released from the Repurchase Option.

                  (c) Certain Definitions. As used in this Agreement, the following terms have the following meanings:

                           (i) Commencement Date: ______________, 1998.

                           (ii) "Cause" means (1) the negligent, grossly
                  negligent or willful failure by Purchaser to perform his duties as an employee of the Company or his continued failure to perform duties reasonably requested or reasonably prescribed by the Board of Directors (other than as a result of Purchaser's debt or disability), (2) the engaging by Purchaser in conduct which is materially injurious to the Company or any of its affiliates, (3) negligence, gross negligence or willful misconduct by Purchaser in the performance of his duties which results in, or causes, harm to the Company or any of its affiliates, or (4) Purchaser's commission of a felony or other offense involving moral turpitude.

                  (d) Vested and Unvested Shares. Pursuant to the provisions set forth in this paragraph (d) if Purchaser ceases to be employed by the Company upon the Termination Date, each share of stock will be deemed to be either a share of "Vested Shares" or a share of "Unvested Shares" as follows:

                           (i) Founders Stock. The Company will have the right
                  of first refusal to purchase Founder's Stock according to the table below.

                           (ii) Voluntary Termination. If Purchaser ceases to be
                  employed by the Company as a result of Purchaser's voluntary termination, then the percentage set forth below opposite the time period during which the Termination Date occurred of each class of stock will be deemed to be subject to the original repurchase price according to the table below. All other stock will be deemed to be Vested Shares.


-----------------------------------------------------------------------------------
                 DATE                   CUMULATIVE % OF     REPURCHASE PRICE
                                          STOCK VESTED
-----------------------------------------------------------------------------------
           Commencement Date                 52%        52% FMV 48% original price
-----------------------------------------------------------------------------------
        July 1 to July 31, 1998              54%        54% FMV, 46% original price
-----------------------------------------------------------------------------------
      August 1 to August 31, 1998            56%        56% FMV, 44% original price
-----------------------------------------------------------------------------------
   September 1 to September 30, 1998         58%        58% FMV. 42% original price
-----------------------------------------------------------------------------------
     October 1 to October 31, 1998           60%        60% FMV, 40% original price
-----------------------------------------------------------------------------------
    November 1 to November 30, 1998          62%        62% FMV, 38% original price
-----------------------------------------------------------------------------------
    December 1 to December 31, 1998          64%        64% FMV, 36% original price
-----------------------------------------------------------------------------------
     January 1 to January 31, 1999           66%        66% FMV, 34% original price
-----------------------------------------------------------------------------------
    February 1 to February 28, 1999          68%        68% FMV, 32% original price
-----------------------------------------------------------------------------------
       March 1 to March 31, 1999             70%        70% FMV, 30% original price
-----------------------------------------------------------------------------------
       April 1 to April 30, 1999             72%        72% FMV, 28% original price
-----------------------------------------------------------------------------------
         May 1 to May 31, 1999               74%        74% FMV, 26% original price
-----------------------------------------------------------------------------------
        June 1 to June 30, 1999              76%        76% FMV, 24% original price
-----------------------------------------------------------------------------------
        July 1 to July 31, 1999              78%        78% FMV, 22% original price
-----------------------------------------------------------------------------------
      August 1 to August 31, 1999            80%        80% FMV, 20% original price
-----------------------------------------------------------------------------------


                                  CONFIDENTIAL                      Page 2 of 18

---------------------------------------------------------------------------
   September 1 to September 30, 1999    82%    82% FMV, 18% original price
---------------------------------------------------------------------------
     October 1 to October 31, 1999      84%    84% FMV, 16% original price
---------------------------------------------------------------------------
    November 1 to November 30, 1999     86%    86% FMV, 14% original price
---------------------------------------------------------------------------
    December 1 to December 31, 1999     88%    88% FMV, 12% original price
---------------------------------------------------------------------------
     January 1 to January 31, 2000      90%    90% FMV, 10% original price
---------------------------------------------------------------------------
    February 1 to February 28, 2000     92%    92% FMV, 8% original price
---------------------------------------------------------------------------
       March 1 to March 31, 2000        94%    94% FMV, 6% original price
---------------------------------------------------------------------------
       April 1 to April 30, 2000        96%    96% FMV, 4% original price
---------------------------------------------------------------------------
         May 1 to May 31, 2000          98%    98% FMV, 2% original price
---------------------------------------------------------------------------
        June 1 to June 30, 2000        100%             100% FMV
---------------------------------------------------------------------------


* FMV (Fair Market Value )



                                  CONFIDENTIAL                      Page 3 of 18

                           (iii) Termination for Cause. If Purchaser is no
                  longer employed by the Company as a result of Purchaser's termination for Cause, then Purchaser's shares, except for the initial 52% of Purchaser's shares which vested on the Commencement Date, will be deemed to be "Unvested Shares" and subject to repurchase by the Company at the original Purchase Price. The shares which vested as of the Commencement Date may be purchased at Fair Market Value .

                           (iv) In the event the Company terminates an "at will"
                  employee Purchaser, then the Company has the right to repurchase all shares according to the table above.

                           (v) Notwithstanding anything in this agreement to the
                  contrary, upon an ownership change as defined in Section 6, all of Purchaser's Founder's Stock will be deemed vested shares and may be purchased at Fair Market Value as of the date of the ownership change.

                  (d) Exercise of Unvested Share Purchase Option. The Company may exercise the Unvested Share Purchase Option by written notice (the "Exercise Notice") delivered to Purchaser or Purchaser's legal representative within sixty (60) days after the termination of Purchaser's service to the Company. If the Company fails to deliver the Exercise Notice within such sixty (60) day period, the Unvested Share Purchase Option will terminate unless the Company and Purchaser have agreed in writing to extend the time for the exercise of the Unvested Share Purchase Option.

                  (e) Payment for Shares. The purchase price per Share repurchased by the Company hereunder will be an amount equal to Purchaser's original purchase price per share, subject to adjustment pursuant to Section 9 hereof (the "Option Price"). Payment by the Company to Purchaser will be made, by cash or check, within thirty (30) days after the date of the mailing of the Exercise Notice. For purposes of the foregoing, cancellation of any indebtedness of Purchaser to the Company will be treated as payment to Purchaser in cash to the extent of the unpaid principal and any accrued interest canceled.

                  (f) Ownership Change. In the event of an Ownership Change, as defined in Section 6 hereof, and notwithstanding anything in this agreement to the contrary, all of Purchaser's Founder's Stock will be deemed vested shares and may be purchased at Fair Market Value as of the date of the ownership change.

                  (g) Transfer of Unvested Shares. Purchaser will not sell, pledge or otherwise transfer any Unvested Shares, or any interest therein, except pursuant to an exercise of the Unvested Share Purchase Option.

         3. Right of First Refusal.

                  (a) Right of First Refusal. In the event Purchaser proposes to sell, pledge, or otherwise transfer any Vested Shares (the "Transfer Shares") to any person or entity, including, without limitation, any shareholder of the Company, the Company will have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 3 (the "Right of First Refusal"). For purposes of this Section 3, a change in record ownership of Shares will be deemed a transfer subject to the Right of First Refusal whether or not such change in record ownership results in a change in the beneficial ownership of such Shares.

                  (b) Notice of Proposed Transfer. Prior to any proposed transfer of Transfer Shares, Purchaser will give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price, and containing information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price will be deemed to be the Fair Market Value of the Transfer Shares as determined by the Company's Board of Directors as of the date of the Transfer Notice, subject to Section 5 hereof. In the event Purchaser proposes to transfer any Vested Shares to more than one Proposed Transferee, Purchaser will provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee.

                  (c) Bona Fide Transfer. In the event that the Company determines that the information provided by Purchaser in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company will give Purchaser written notice of Purchaser's failure to comply with the procedure described in this
         Section 3 and Purchaser will have no right to transfer the Transfer Shares without first complying with the procedure described in this
         Section 3.



                                  CONFIDENTIAL                      Page 4 of 18

                  (d) Exercise of the Right of First Refusal. In the event the proposed transfer is determined by the Company to be bona fide, the Company will have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and Purchaser otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to Purchaser of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice will not affect the Company's right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice. If the Company exercises the Right of First Refusal, the Company and Purchaser will thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company will have the option of paying for the Transfer Shares by the discounted cash equivalent of the consideration described in the Transfer Notice, as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of Purchaser to the Company will be treated as payment to Purchaser in cash to the extent of the unpaid principal and any accrued interest canceled.

                  (e) Failure to Exercise the Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full within the period specified in Section 3(d), Purchaser may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice. The Company will have the right to demand further assurances from Purchaser and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares will be transferred on the books of the Company until the Company has received such assurances, if so demanded. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Purchaser, will again be subject to the Right of First Refusal and will require compliance by Purchaser with the procedure described in this Section 3.

                  (f) Transferees of the Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, will be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee will receive and hold such Transfer Shares or interests subject to the provisions of this Section 3 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any Shares will be void unless the provisions of this Section 3 are complied with.

                  (g) Transfers Not Subject to the Right of First Refusal. The Right of First Refusal will not apply to any transfer of Vested Shares to Purchaser's estate, members of Purchaser's family or trusts for the benefit of Purchaser or any member of Purchaser's family, provided that in each case the proposed transferee agrees in writing (in a form satisfactory to the Company) that such transferee will receive and hold such Vested Shares subject to the provisions of this Section 3 providing for the Right of First Refusal with respect to any subsequent transfer. Neither will the Right of First Refusal apply to any transfer or exchange of the Shares if such transfer or exchange is in connection with an Ownership Change, as defined in Section 6 hereof. If the consideration received pursuant to such transfer or exchange consists of securities, such securities will remain subject to the Right of First Refusal unless the provisions of Section 3(h) result in a termination of the Right of First Refusal.

                  (h) Early Termination of the Right of First Refusal. The other provisions of this Section 3 notwithstanding, the Right of First Refusal will terminate, and be of no further force and effect, upon

                           (i) the occurrence of a Transfer of Control, as
                  defined in Section 6 hereof, or

                           (ii) the existence of a public market for the class
                  of securities subject to the Right of First Refusal (including any securities issued in exchange for any Shares). A "public market" will be deemed to exist if such securities are (1) listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (2) traded in the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.


                                  CONFIDENTIAL                      Page 5 of 18

         4. Spousal Consent. If Purchaser is married on the date of this Agreement, Purchaser's spouse will execute a Consent of Spouse in the form of Exhibit A hereto, effective on the date hereof. Such consent will not be deemed to confer or convey to the spouse any rights in the Shares that do not otherwise exist by operation of law or the agreement of the parties. If Purchaser should marry or remarry subsequent to the date of this Agreement, Purchaser will within thirty (30) days thereafter obtain his or her new spouse's acknowledgment of and consent to the existence and binding effect of all restrictions contained in this Agreement by signing an additional Consent of Spouse in the form of Exhibit
A. Failure to provide an additional Consent of Spouse will be treated as a transfer of all of Purchaser's Shares to such spouse and trigger the Company's Right of First Refusal under Section 3 above.

         5. Appraisal. In the case of the Company's exercise of its Right of First Refusal pursuant to Section 3 hereof with respect to a bona fide gift or involuntary transfer referred to therein, if Purchaser disagrees with the valuation determined by the Company's Board of Directors, Purchaser may, by giving written notice to the Company within ten (10) days after being informed of such valuation, request that the value of the Shares at issue be determined by an independent appraiser to be selected by the Company. The Company will select an appraiser to determine the value of such Shares within fifteen (15) days after the Company's actual receipt of Purchaser's notice disputing the valuation set by the Company's Board of Directors. Such appraiser will be subject to the approval of Purchaser, which approval will not be unreasonably withheld or delayed. Purchaser's approval or refusal to approve the appraiser must be given before the appraiser announces a valuation. The value of such Shares, as determined by the appraiser, will be conclusively binding on all of the parties concerned. The expenses of appraisal will be borne equally by the Company and Purchaser. Any time required to resolve a valuation dispute will be added to the time period in which the Company may exercise its Right of First Refusal under Section 3 hereof.

         6. Ownership Change and Transfer of Control. An "Ownership Change" will be deemed to have occurred if any of the following events occur with respect to the Company:

                  (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the capital stock of the Company;

                  (b) a merger or consolidation in which the Company is a party;

                  (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one or more subsidiary corporations [as defined in section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")] of the Company); or

                  (d) a liquidation or dissolution of the Company.

                  A "Transfer of Control" shall mean an Ownership Change in which the shareholders of the Company immediately before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock or securities of the Company or any successor entity thereto immediately after such transaction.

         7. At-Will Employment. Unless specifically provided in another written agreement signed by Purchaser and an executive officer of the Company (or another executive officer of the Company if Purchaser is an executive officer of the Company), any employment of Purchaser by the Company is not for any definite period of time, is at-will, and may be terminated at any time, with or without cause, by Purchaser or by the Company. Nothing in this Agreement is intended to change the nature of any such employment relationship.

         8. Assignment of Rights. The Company may assign its rights under
Section 2 or 3 hereof at any time, whether or not any event has occurred which permits the Company to exercise such rights, to one or more persons, including shareholders of the Company, who will have the right to so exercise such rights in his, her or their own names and for his, her or their own account. If the exercise of any such right requires the consent of the Delaware Commissioner of Corporations, the parties agree to cooperate in requesting such consent.

         9. Adjustment to Shares Subject to Company's Rights. If, from time to time during the term of this Agreement, there is any stock dividend or liquidating dividend of cash and/or property, stock split, reverse stock split, recapitalization, reclassification or other similar change in the character or amount of any of the outstanding

                                  CONFIDENTIAL                      Page 6 of 18
securities of the Company, then, in such event any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of his or her ownership of the Shares will be immediately subject to the provisions of this Agreement on the same basis as all Shares originally purchased hereunder, and will be included in the word "Shares" for all purposes of this Agreement with the same force and effect as the Shares presently subject to this Agreement. For purposes of Sections 2 and 3 hereof, while the total price payable to exercise the rights provided in such sections will remain the same after each such event, the price payable per share to exercise such rights will be appropriately adjusted.

         10. Initial Public Offering. Purchaser hereby agrees that in the event of an initial underwritten public offering of securities (an "IPO") made by the Company pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), Purchaser will not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any securities of the Company or any rights to acquire securities of the Company for such period of time from and after the effective date of such registration statement as may be designated by the managing underwriter(s) for the IPO; provided, however, that such period of time will not exceed one hundred eighty (180) days from the effective date of such registration statement. At the Company's request, Purchaser shall execute and deliver to such managing underwriter(s) an agreement, in customary form, confirming Purchaser's obligations under this Section 10. The foregoing restriction will not apply to securities registered in the IPO. Purchaser shall be subject to the foregoing restriction only if all officers and directors of the Company are also subject to similar arrangements.

         11. Legends. All certificates representing any Shares subject to the provisions of this Agreement will bear the following legends:

                  (a) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

                  (b) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

                  (c) THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                  (d) Any legend required under applicable state securities laws.

         12. Purchaser Representations and Warranties. In connection with the proposed purchase of the Shares, Purchaser hereby agrees, represents and warrants as follows:

                  (a) Investment Intent. Purchaser is purchasing the Shares solely for Purchaser's own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. Purchaser does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and the entire legal and beneficial interest of the Shares Purchaser is acquiring is being purchased for, and will be held for the account of, Purchaser only and neither in whole nor in part for any other person.

                                  CONFIDENTIAL                      Page 7 of 18

                  (b) Information Concerning the Company. Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser further represents and warrants that Purchaser has discussed the Company and its plans, operations and financial condition with its officers, has received all such information as Purchaser deems necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition and prospects of the Company in response to all inquiries in respect thereof.

                  (c) Economic Risk. Purchaser realizes that the purchase of the Shares will be a highly speculative investment, and Purchaser is able, without impairing his or her financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of Purchaser's investment in the Shares.

                  (d) Restricted Securities. Purchaser understands and acknowledges that:

                           (i) The sale of the Shares has not been registered
                  under the Securities Act, and the Shares must be held indefinitely unless a transfer of the Shares is subsequently registered under the Securities Act or an exemption from such registration is available, and that the Company is under no obligation to register the Shares; and

                           (ii) The Company will make a notation in its records
                  of the aforementioned restrictions on transfer and legends.

                  (e) Rule 144. Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer), in a nonpublic offering subject to the satisfaction of certain conditions, including among other things: the resale occurring not less than one year from the date Purchaser has purchased and paid for the Shares; the availability of certain public information concerning the Company; the sale being made through a broker in an unsolicited "broker's transaction" or in a transaction directly with a market maker (as said term is defined under the Exchange Act); and that any sale of the Shares may be made by him or her only in limited amounts during any three-month period. Purchaser understands that at the time Purchaser wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not then be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser would be precluded from selling the Shares under Rule 144 even if the one-year minimum holding period has been satisfied. Purchaser understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act or compliance with another exemption from such registration will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                  (f) Further Limitations on Disposition. Purchaser further agrees that Purchaser will in no event make any disposition of all or any portion of the Shares unless:

                           (i) There is then in effect a registration statement
                  under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                           (ii) Purchaser has notified the Company of the
                  proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and Purchaser has furnished the Company with an opinion of Purchaser's own counsel to the effect that such disposition will not require registration of such shares under the Securities Act, and such opinion of Purchaser's counsel has been concurred in by counsel for the Company.

                                  CONFIDENTIAL                      Page 8 of 18

                  (g) Capacity to Protect Interests. Purchaser has (i) a preexisting personal or business relationship with the Company or one or more of its officers, directors, or controlling persons, consisting of personal or business contacts of a nature and duration to enable Purchaser to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists, or (ii) such knowledge and experience in financial and business matters as to make Purchaser capable of evaluating the merits and risks of an investment in the Shares and to protect Purchaser's own interests in the transaction, or (iii) both such relationship and such knowledge and experience.

                  (h) No Qualification. Purchaser understands that the Shares have not been qualified under General Corporation Law. Purchaser understands that the Company is relying on Purchaser's representations and warrants that the Company is entitled to rely on such representations and that such reliance is reasonable.

         13. Escrow and Transfer Restrictions.

                  (a) Escrow. As security for Purchaser's faithful performance of the terms of this Agreement and to ensure the availability for delivery of Purchaser's Shares upon exercise of either the Unvested Share Purchase Option or the Share Purchase Option, Purchaser agrees to deliver to and deposit with the Company's legal counsel, Robert D. Baker, Attorney at Law (the "Escrow Agent"), as Escrow Agent, two originals of an Assignment Separate From Certificate duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit B, together with the certificate or certificates evidencing the Shares; said documents are to be held by the Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser set forth in Exhibit C attached hereto and incorporated by this reference, which instructions will also be delivered to the Escrow Agent at the closing hereunder.

                  (b) Rights as Shareholder. Purchaser will, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the Shares deposited in said escrow, except that Purchaser will not sell, transfer, pledge, hypothecate or otherwise dispose of any Shares except in accordance with the terms of this Agreement.

                  (c) Transfers in Violation of Agreement. The Company will not be required to (i) transfer on its books any Shares which are sold or transferred in violation of any of the provisions of this Agreement or
         (ii) treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any transferee to whom such Shares are so transferred.

         14. Tax Matters.

                  (a) Valuation of Shares. Purchaser understands that:

                           (i) The Shares have been valued by the Company, and
                  the Company believes such valuation represents a fair attempt at reaching an accurate appraisal of their worth; Purchaser understands, however, that the Company can give no assurances that the Internal Revenue Service ("IRS") will not assert that the value of the Shares on the date of purchase is greater than so determined.

                           (ii) If the IRS were to succeed in a tax
                  determination under the Internal Revenue Service Code of 1986, as amended (the "Code") that the Shares have value greater than that upon which this transaction was based, the additional value would constitute ordinary income as of the date of its receipt. The additional taxes (and interest) due would be payable by Purchaser, and there is no provision for the Company to reimburse him or her for such tax liability, and Purchaser assumes all responsibility for such potential tax liability. The Company undertakes no obligation to inform Purchaser of any change in the tax laws which may affect this Agreement or its consequences.


                                  CONFIDENTIAL                      Page 9 of 18

                           (iii) The Company would be entitled to the benefit,
                  in any such transaction, if a determination were made prior to the three (3) year statute of limitations period affecting the Company, of an increase in its deduction for the excess amount deemed paid, which would offset its operating profits, or, if not profitable, would create a net operating loss carry forward arising from operations in that year.

                  (b) Election Under Section 83(b) of the Code.

                           (i) Purchaser understands that Section 83 of the Code
                  taxes as ordinary income the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the stock pursuant to the Unvested Share Repurchase Option contained in this Agreement. In the event the Company has registered its securities under the Exchange Act, "restriction" with respect to officers, directors and greater than 10% shareholders also means the six (6) month period after the closing during which such officers, directors and greater than 10% shareholders are subject to suit under
                  Section 16(b) of the Exchange Act. Purchaser understands that he or she may elect to be taxed at the time the Shares are purchased rather than when and as the Unvested Share Repurchase Option or six (6) month Section 16(b) period expires by filing an election under Section 83(b) of the Code with the IRS within thirty (30) days from the date of purchase. Even if the Fair Market Value of the Shares equals the amount paid for the Shares, the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as Exhibit D hereto. Purchaser understands that failure to make this filing timely will result in the recognition of ordinary income by Purchaser, as the Unvested Share Repurchase Option lapses, or after the lapse of the six (6) month Section 16(b) period, on the difference between the purchase price and the Fair Market Value of the Shares at the time such restrictions lapse.

                           (ii) Purchaser understands that he or she should
                  consult with the his or her tax advisor regarding the advisability of filing with the IRS an election under Section 83(b) of the Code, which must be filed no later than thirty
                  (30) days after the date of this Agreement. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to Purchaser. Purchaser acknowledges that he or she has been advised to consult with a tax advisor regarding the tax consequences to Purchaser of the purchase of Shares hereunder. AN ELECTION UNDER SECTION 83(b) MUST BE FILED WITHIN 30 DAYS AFTER THE DATE ON WHICH PURCHASER PURCHASES THE SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. PURCHASER ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS PURCHASER'S SOLE RESPONSIBILITY, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.

         15. Miscellaneous.

                  (a) Future Instruments. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

                  (b) Notice. Any notice required or permitted hereunder will be given in writing and will be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at the address shown below that party's signature or at such other address as such party may designate by ten
         (10) days' advance written notice to the other party hereto.

                  (c) Successors and Assigns. This Agreement will inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors and assigns; provided, however, that Purchaser may not assign his or her rights under this Agreement without the Company's prior written consent.



                                  CONFIDENTIAL                     Page 10 of 18

                  (d) Entire Agreement; Applicable Law. This Agreement, together with the exhibits hereto, will be construed under the laws of the State of Colorado other than the conflict of laws and except for matters of corporate governance which shall be governed by and construed according to the laws of the State of Delaware, and constitutes the entire agreement of the parties with respect to the subject matter hereof, superseding all prior written or oral agreements, and no amendment or addition hereto will be deemed effective unless agreed to in writing by the parties hereto.

                  (e) Right to Specific Performance. Purchaser agrees that the Company will be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies available to the Company.

                  (f) Delays. No failure on the part of any party to exercise or delay in exercising any right hereunder will be deemed a waiver thereof, nor will any such failure or delay, or any single or partial exercise of any such right, preclude any further or other exercise of such right or any other right.

                  (g) Partial Invalidity. If any provision of this Agreement, or the application thereof, is for any reason and to any extent determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances will be interpreted so as best to reasonably effect the intent of the parties hereto. The parties agree to use their best efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent greatest possible, the economic, business and other purposes of the void or unenforceable provision.

                  (h) Counterparts. This Agreement may be executed in counterparts, each of which will be an original and all of which together will constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



CHAPARRAL TECHNOLOGIES, INC.            PURCHASER



---------------------------------       ---------------------------------------
Gary L. Allison                         Purchaser
Chairman & CEO                          Title
1951 South Fordham Street               Street
Longmont, CO 80503                      City, State Zip



                                  CONFIDENTIAL                     Page 11 of 18

                                    EXHIBIT A



                                CONSENT OF SPOUSE



         I, __________, spouse of ______________, acknowledge that I have read the Founder Stock Purchase Agreement dated as of ______________, 1998, to which this Consent is attached as Exhibit A (the "Agreement") and that I know its contents. I am aware that by its provisions, (a) CHAPARRAL TECHNOLOGIES, INC. (the "Company") has the option to purchase certain shares of the Company's Common Stock (the "Shares") which my spouse will acquire pursuant to the Agreement, including any interest I might have therein, upon termination of my spouse's employment or other service relationship with the Company under circumstances set forth in the Agreement, and (b) certain other restrictions are imposed upon the sale or other disposition of the Shares.

         I hereby agree that my interest, if any, in the Shares subject to the Agreement will be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in the Shares will be similarly bound by the Agreement.

         I am aware that the legal, financial and related matters contained in the Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent. I have either sought such guidance or counsel or determined, after reviewing the Agreement carefully, to waive such right.

         Dated as of the          day of                    , 1998
                         --------        ------------------



                                         --------------------------------------
                                         Spouse



                                  CONFIDENTIAL                     Page 12 of 18

                                    EXHIBIT B



                      ASSIGNMENT SEPARATE FROM CERTIFICATE



         FOR VALUE RECEIVED, _____________ hereby sells, assigns and transfers unto CHAPARRAL TECHNOLOGIES, INC. (____________) shares of the Common Stock of CHAPARRAL TECHNOLOGIES, INC., a Delaware corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. ___________ herewith, and does hereby irrevocably constitute and appoint Robert D. Baker, attorney to transfer the said stock on the books of the corporation with full power of substitution in the premises.







                                       ----------------------------------------
                                       Purchaser


                                       ----------------------------------------
                                       Date


                                  CONFIDENTIAL                     Page 13 of 18

                                    EXHIBIT C



                            JOINT ESCROW INSTRUCTIONS



                                                            _____________, 1998



Robert D. Baker, Attorney at Law
5353 Manhattan Circle, Ste. 201
Boulder, Colorado  80303

Dear Sir:

         As Escrow Agent for both CHAPARRAL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and the undersigned purchaser ("Purchaser") of Common Stock of the Company (the "Shares"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Founder Stock Purchase Agreement (the "Agreement"), dated as of the date hereof, to which a copy of these Joint Escrow Instructions is attached as Exhibit C, in accordance with the following instructions:

         1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") shall elect to exercise the Unvested Share Purchase Option as defined in the Agreement, the Company will give to Purchaser and you a written notice specifying the number of Shares to be purchased, the purchase price, and the time of the closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing, you are directed to (a) date the stock assignments necessary for the transfer in question, (b) fill in the number of Shares being transferred, and (c) deliver same, together with the certificates evidencing the Shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by check or evidence of cancellation of indebtedness of Purchaser to the Company) for the number of Shares being purchased pursuant to the exercise of the Unvested Share Purchase Option.

         3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing Shares to be held by you hereunder and any additions and substitutions to said Shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his or her attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments, or other documents necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated. Subject to the provisions of this Paragraph and the transfer restrictions set forth in the Agreement, Purchaser will exercise all rights and privileges of a shareholder of the Company while the Shares are held by you.

         4. This escrow will terminate at such time as there are no longer any Shares subject to the Unvested Share Purchase Option.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you will deliver all of same to Purchaser and will be discharged of all further obligations hereunder.

         6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You will be obligated only for the performance of such duties as are specifically set forth herein and may rely and will be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You will not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys will be conclusive evidence to such good faith.




                                  CONFIDENTIAL                     Page 14 of 18

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you will not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You will not be liable in any respect on account of the identities, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You will not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You will be entitled to employ such legal counsel and other experts as you may deem necessary or proper to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder will terminate if you will resign by written notice to each party. In the event of any such termination, the Company will appoint a successor Escrow Agent.

         13. If you reasonably require other or further instructions in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto will join in furnishing such instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or rights of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute will have been settled either by mutual written agreement of the parties concerned or by a final order, decree, or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you will be under no duty whatsoever to institute or defend any such proceedings.

         15. Any notice required or permitted hereunder will be given in writing and will be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten
(10) days' advance written notice to each of the other parties hereto.



                  COMPANY:         CHAPARRAL TECHNOLOGIES, INC.
                                   1951 South Fordham Street
                                   Longmont, CO 80503
                                   Attn: Gary L. Allison


                  PURCHASER:       Purchaser
                                   Street
                                   City, State Zip


                  ESCROW AGENT:    Robert D. Baker, Attorney at Law
                                   5353 Manhattan Circle, Ste. 201
                                   Boulder, Colorado 80303

         16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.




                                  CONFIDENTIAL                     Page 15 of 18

         17. This instrument will be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

         18. This instrument will be construed under the laws of the State of Colorado other than the conflict of laws and except for matters of corporate governance which shall be governed by and construed according to the laws of the State of Delaware, and constitutes the entire agreement of the parties with respect to the subject matter hereof, superseding all prior written or oral agreements, and no amendment or addition hereto will be deemed effective unless agreed to in writing by the parties hereto.

Very truly yours,

CHAPARRAL TECHNOLOGIES, INC.



                                             Date
------------------------------------------       --------------------------
Gary L. Allison, Chairman & CEO


PURCHASER:



                                             Date
------------------------------------------       --------------------------
Purchaser, Title

Agreed to and accepted as of the date set forth above.



ESCROW AGENT:


                                             Date
------------------------------------------       --------------------------
Robert D. Baker, Attorney at Law
5353 Manhattan Circle, Suite 201
Boulder, Colorado  80303



                                  CONFIDENTIAL                     Page 16 of 18

                                    EXHIBIT D


___________________, 1998



Internal Revenue Service
5045 East Butler Avenue
Fresno, CA  93888

                  Re: Election Under Section 83(b) of the Internal Revenue Code of 1986, as Amended

Gentlemen:

         The following information is submitted pursuant to Treas. Reg. section 1.83-2 in connection with this election by the undersigned under section 83(b) of the Internal Revenue Code of 1986, as amended.

         1. The name, address, and taxpayer identification number of the taxpayer are:



                          Purchaser
                          Street
                          City State Zip
                          SS

         2. The following is a description of each item of property with respect to which the election is made:

                           ___________ shares of Common Stock of CHAPARRAL
                  TECHNOLOGIES, INC.

         3.       The property was transferred to the undersigned on:

                          ____________, 1998.

                  The taxable year for which the election is made is:

                           Calendar, 1998.

         4. The nature of the restriction to which the property is subject:

                           See Attachment A.

         5. The following is the Fair Market Value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) of each property with respect to which the election is made:

                           $One Tenth of One Cent (_________shares at $0.001 per share)

         6.       The following is the amount paid for the property:

                           $___________ in cash

         7. A copy of this election has been furnished to CHAPARRAL TECHNOLOGIES, INC., the corporation for which services are performed by the undersigned.

         Please acknowledge receipt of this election by signing or stamping the enclosed copy of this letter and returning it to the undersigned in the enclosed envelope.

                                        Very truly yours,





                                        ---------------------------------------
                                        Purchaser


Enclosures

cc:  CHAPARRAL TECHNOLOGIES, INC.



                                  CONFIDENTIAL                     Page 17 of 18

                                  ATTACHMENT A

         If I cease to provide services to CHAPARRAL TECHNOLOGIES, INC., (the "Company") for any reason or no reason, without cause, at any time within twenty-four (24) months after the Commencement Date set forth in my Founder Stock Purchase Agreement with the Company dated as of ___________, 1998, the Company will have the right at any time within sixty (60) days after the date I cease to provide such services to exercise a purchase option and to purchase from me or my personal representative, as the case may be, at $0.001 per share, subject to adjustment pursuant to said agreement (the "Option Price"), the maximum portion of the Stock which has not vested according to the terms of the following vesting schedule:


---------------------------------------------------------------------------------------------------
                   DATE                        CUMULATIVE % OF           REPURCHASE PRICE
                                                STOCK VESTED
---------------------------------------------------------------------------------------------------
             Commencement Date                       52%            52% FMV 48% original price
---------------------------------------------------------------------------------------------------
          July 1 to July 31, 1998                    54%            54% FMV, 46% original price
---------------------------------------------------------------------------------------------------
        August 1 to August 31, 1998                  56%            56% FMV, 44% original price
---------------------------------------------------------------------------------------------------
     September 1 to September 30, 1998               58%            58% FMV. 42% original price
---------------------------------------------------------------------------------------------------
       October 1 to October 31, 1998                 60%            60% FMV, 40% original price
---------------------------------------------------------------------------------------------------
      November 1 to November 30, 1998                62%            62% FMV, 38% original price
---------------------------------------------------------------------------------------------------
      December 1 to December 31, 1998                64%            64% FMV, 36% original price
---------------------------------------------------------------------------------------------------
       January 1 to January 31, 1999                 66%            66% FMV, 34% original price
---------------------------------------------------------------------------------------------------
      February 1 to February 28, 1999                68%            68% FMV, 32% original price
---------------------------------------------------------------------------------------------------
         March 1 to March 31, 1999                   70%            70% FMV, 30% original price
---------------------------------------------------------------------------------------------------
         April 1 to April 30, 1999                   72%            72% FMV, 28% original price
---------------------------------------------------------------------------------------------------
           May 1 to May 31, 1999                     74%            74% FMV, 26% original price
---------------------------------------------------------------------------------------------------
          June 1 to June 30, 1999                    76%            76% FMV, 24% original price
---------------------------------------------------------------------------------------------------
          July 1 to July 31, 1999                    78%            78% FMV, 22% original price
---------------------------------------------------------------------------------------------------
        August 1 to August 31, 1999                  80%            80% FMV, 20% original price
---------------------------------------------------------------------------------------------------
     September 1 to September 30, 1999               82%            82% FMV, 18% original price
---------------------------------------------------------------------------------------------------
       October 1 to October 31, 1999                 84%            84% FMV, 16% original price
---------------------------------------------------------------------------------------------------
      November 1 to November 30, 1999                86%            86% FMV, 14% original price
---------------------------------------------------------------------------------------------------
      December 1 to December 31, 1999                88%            88% FMV, 12% original price
---------------------------------------------------------------------------------------------------
       January 1 to January 31, 2000                 90%            90% FMV, 10% original price
---------------------------------------------------------------------------------------------------
      February 1 to February 28, 2000                92%            92% FMV, 8% original price
---------------------------------------------------------------------------------------------------
         March 1 to March 31, 2000                   94%            94% FMV, 6% original price
---------------------------------------------------------------------------------------------------
         April 1 to April 30, 2000                   96%            96% FMV, 4% original price
---------------------------------------------------------------------------------------------------
           May 1 to May 31, 2000                     98%            98% FMV, 2% original price
---------------------------------------------------------------------------------------------------
          June 1 to June 30, 2000                   100%                     100% FMV
---------------------------------------------------------------------------------------------------

* FMV (Fair Market Value )


         If I cease to provide services to the Company for any reason, with cause, at any time within twenty-four (24) months after the Commencement Date set forth in my Founder Stock Purchase Agreement with the Company dated as of ______________, 1998, the Company will have the right at any time within sixty
(60) days after the date I cease to provide such services to exercise a purchase option and to purchase from me or my personal representative, as the case may be, at $0.001 per share, subject to adjustment pursuant to said agreement (the "Option Price"), all of my Stock, whether unvested or vested, at the purchase price of $0.001 per share.



                                  CONFIDENTIAL                     Page 18 of 18